Simmons First National Corporation

2016 Shareholder Meeting

2015 In Review

Four State Footprint



Kansas
Missouri
Arkansas
Tennessee

T i m e l i n e

2014

Mar:	✓ Convert MNB, integrate 35 branches and close 27 branches
Apr:	✓ Regulatory filings *(Charter Consolidation & Delta Trust)*
May:	✓ Convert 3 legacy charters *(SFB-NEA, SFB-Searcy & SFB-Hot Springs)*
Jun:	✓ Regulatory approval *(Delta Trust)*
Jul:	✓ Regulatory filings *(First State & Liberty)*
	✓ File S-4 *(Delta Trust)*
	✓ File S-4's *(Combined – First State & Liberty Bank)*
Aug:	✓ Close on Delta Trust *(Delta Trust Shareholder meeting)*
	✓ Convert remaining 3 legacy charters *(Russellville, El Dorado & Lake Village)*
Oct:	✓ Delta Trust conversion
Nov:	✓ Shareholder meetings *(SFNC, First State & Liberty)*

2015

Feb:	✓ Close on First State Bank (Community First)
	✓ Close on Liberty Bank
Apr:	✓ Convert Liberty Bank
Sep:	✓ Convert First State Bank
Oct:	✓ Close on Trust Company of the Ozarks
Feb-16:	✓ Convert and integrate Trust Company of the Ozarks

STRONG REGULATORY CAPITAL



Regulatory Minimum
Regulatory "Well-Capitalized"
Simmons First National Corp.
4.00%
5.00%
11.20%
LEVERAGE RATIO
4.50%
6.50%
14.21%
COMMON EQUITY TIER 1 CAPITAL RATIO
6.00%
8.00%
16.02%
TIER 1 CAPITAL RATIO
8.00%
10.00%
16.72%
TOTAL RISK-BASED CAPITAL RATIO

STRONG ASSET QUALITY

Consistently Outperforming Our Peers

	SFNC	ALL U.S. BANKS
Nonperforming Loans as a % of Loans[1]	.68%[2]	1.71%[2]
Net Charge-Offs as a % of Average Loans[3]	.16%[2]	.43%[2]
Net Credit Card Charge-Offs as a % of Credit Cards Portfolio	1.28%	2.91%[4]

[1] *Includes troubled-debt restructures*
[2] *Legacy loans; excluding all acquired loans*
[3] *Excluding credit cards*
[4] *Most recently published industry average*


TOTAL ASSET GROWTH
BILLIONS OF DOLLARS
8
7
6
5
4
3
2
1
$3,320,129,000
$3,527,489,000
$4,383,100,000
$4,643,354,000
$7,559,658,000
2011
2012
2013
2014
2015

CORE EARNINGS GROWTH[1]


MILLIONS OF DOLLARS
90
80
70
60
50
40
30
20
10
$24,988,000
Core Earnings
Per Share: $1.45
$26,870,000
Core Earnings
Per Share: $1.59
$27,612,000
Core Earnings
Per Share: $1.69
$38,707,000
Core Earnings
Per Share: $2.29
$89,622,000
Core Earnings
Per Share: $3.18
2011
2012
2013
2014
2015

[1] "Core earnings" and "diluted core earnings per share" are financial measures that exclude nonrecurring items such as branch right sizing and merger-related costs. We believe these non-GAAP financial measures provide a meaningful base for period-to-period and company-to-company comparisons that will assist investors and analysts in evaluating the core operating results of the company and predicting future performance.

CONSISTENT DIVIDEND HISTORY



2015 Annual Dividend Yield: 1.8%
(Based on 12/31/15 stock price)
DIVIDEND PER SHARE
$1.00
$.80
$.60
$.40
$.20
$0.28
$0.40
$0.44
$0.48
$0.53
$0.57
$0.61
$0.68
$0.73
$0.76
$0.76
$0.76
$0.76
$0.80
$0.84
$0.88
$0.92
107 CONSECUTIVE YEARS OF PAYING DIVIDENDS TO OUR SHAREHOLDERS

1–YEAR TOTAL SHAREHOLDER RETURN

(Dividends + Stock Appreciation)

1/1/15 – 12/31/15



SFNC
SNL U.S. Bank
+28.9%
+1.7%
50
40
30
20
10
0
-10
-20
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15

3–YEAR TOTAL SHAREHOLDER RETURN

(Dividends + Stock Appreciation)

1/1/13 – 12/31/15



SFNC
+117.6%
SNL U.S. Bank
+56.1%
160
140
120
100
80
60
40
20
0
-20
Dec-12
Dec-13
Dec-14
Dec-15


MARKET CAPITALIZATION
number of shares X stock price
MILLIONS OF DOLLARS
1,600
1,400
1,200
1,000
800
600
400
$468,002,899
$419,524,850
$602,805,410
$733,833,637
$1,555,100,268
2011
2012
2013
2014
2015

2016 & Beyond

Preparing for $10 Billion in Assets

- ***Regulatory Changes including CFPB***
- ***Expenses – Durbin Amendment*** *($4 to $5 million)*

Continue to establish network of full-service community bank regions


BANK

2016 Strategy



Sustainable Growth

Expand and Grow Lines of Business

Retain Customers

Smart Acquisitions

Strong Branding/Product Enhancements



Operational Excellence

Excellent Efficiency

Successful Integrations

Continuous Improvement

Ready for the $10 Billion Threshold


I
My Job

Great Place to Work

Powerful Culture

Exceptional Leadership

Regular Communication

High Performing Teams

Asset Quality and Regulatory Compliance

Continue Pursuing Merger Partners


MERGER

Expansion Interests

Fill-in existing footprint


Kansas
Missouri
Arkansas
Tennessee

Expansion Interests

New Markets



Kansas
Missouri
Arkansas
Tennessee
Kentucky
Oklahoma
Texas
Louisiana
Mississippi
Alabama

Commitment to our communities with a special emphasis on Pine Bluff - headquarters

Simmons Foundation

- ***Grants of $300,000***
- ***Go Forward Pine Bluff – Model for future use***

Simmons First National Corporation

2016 Shareholder Meeting